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                                                                    EXHIBIT 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




               We hereby consent to the incorporation by reference in this Registration Statement of Saxton Incorporated on Form S-8 of our report dated March 24, 1998, included in the Annual Report on Form 10-K of Saxton Incorporated for the year ended December 31, 1997, and to all references to our Firm included in this Registration Statement and the related Prospectus.




                                           KPMG Peat Marwick LLP


Las Vegas, Nevada
December 1, 1998